UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2020

FUEL TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33059 (Commission File Number)	20-5657551 (IRS Employer Identification No.)

Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500

(Address and telephone number of principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FTEK	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)

On September 24, 2020, Fuel Tech, Inc. (“Fuel Tech” or the “Registrant”) issued the press release attached as Exhibit 99.1 to this Report announcing that with respect to the appointment and departure of principal officers, Albert G. Grigonis, the Registrant’s Senior Vice President, General Counsel and Secretary, previously announced his September 30, 2020 retirement from employment with the Registrant. In anticipation of Mr. Grigonis’ retirement, on September 24, 2020, the Board of Directors of the Registrant elected Bradley W. Johnson as Vice President, General Counsel and Secretary of the Registrant to succeed Mr. Grigonis to be effective on October 1, 2020.

(b)	There is no family relationship between Mr. Johnson and any director, executive officer, or person nominated or chosen by the Registrant to become a director or executive officer.

(c)	Mr. Johnson, age 55, was formerly Assistant General Counsel of the Registrant.

(d)

As compensation from the Registrant commencing on October 1, 2020, Mr. Johnson will receive an annual base salary of $240,000 which shall be subject to the Company’s current 10% annual base salary reduction program for its officers, resulting in an actual net annual base salary of $216,000 dollars, and a Target Participation Percentage of 30% of net annual base salary in Registrant’s Corporate Incentive Plan. Mr. Johnson participates in benefit and welfare programs offered by Registrant. In addition, prior to his election as an officer of Registrant, during his employment with Registrant, Mr. Johnson was awarded seven restricted stock unit (RSU) awards by the Registrant for shares in Registrant’s common stock with RSU grant prices ranging from $0.965 to $6.14 to acquire a total of 139,500 shares of such stock.

(e)

Other than as stated above, there is no arrangement or understanding as to Mr. Johnson’s employment with the Registrant, or its directors or officers. Upon commencement of employment with the Registrant, Mr. Johnson entered into the Registrant’s standard form of employment agreement which covered the above elements of compensation, established employment with the Registrant, and provided for the protection of the Registrant’s intellectual and other property and for the assignment of inventions to the Registrant.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of Fuel Tech, Inc., dated September 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc. (Registrant)
Date: September 24, 2020	By:	/s/ Albert G. Grigonis
Albert G. Grigonis
Senior Vice President, General Counsel and Secretary